EXHIBIT 10.22

AMENDMENT TO NOVEL SURGERY AGREEMENT	ДОПОЛНИТЕЛЬНОЕ СОГЛАШЕНИЕ К СОГЛАШЕНИЮ о проведении ранее не проводившейся хирургической операции

This Amendment to Novel Surgery Agreement ("Amendment") is made, as of the last date set forth on the signature page below, between Harvard Apparatus Regenerative Technology, Inc., a Delaware corporation having an office located at 84 October Hill Road, Holliston, Massachusetts 01746 Telephone: (508) 893-8999; Facsimile: (508) 892-6135 ("Manufacturer''), State Budget Institution of Public Health Department Regional Clinical Hospital #1 named after Prof. S.V. Ochapovsky located at 1st May 167, Krasnodar 350086 (“Hospital”), and [surgeon’s name], M.D., an employee of Hospital assigned to provide professional services at Hospital (“Principal Surgeon”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement (defined below).

Настоящее Дополнительное Соглашение к Соглашению о проведении ранее не проводившейся хирургической операции («Дополнительное соглашение») заключено от даты, указанной на последней странице с подписями, между Harvard Apparatus Regenerative Technology, Inc., корпорацией, зарегистрированной в штате Делавэр по адресу: 84 October Hill Road, Holliston, Massachusetts 01746, тел.: (508) 893-8999; факс: (508) 892-6135 («Изготовитель»), Государственным бюджетным учреждением здравоохранения «Краевая клиническая больница №1 имени профессора С.В. Очаповского, расположенным по адресу: Краснодар 350086 ул. 1 мая, 167 («Больница»), и [фамилия врача], врачом, сотрудником Больницы, назначенным для оказания профессиональных услуг в Больнице (далее – «Главный врач»). Термины с заглавной буквы, использованные, но не определенные Данным Соглашением, имеют такое же значение как в Соглашении (как указано ниже).

WHEREAS, the Manufacturer, Hospital and Principal Surgeon have entered into that certain Novel Surgery Agreement dated as of [21 May 2012] (the "Agreement") relating to the Surgery,

ПРИНИМАЯ ВО ВНИМАНИЕ, что Изготовитель, Больница и Главный врач заключили указанное Соглашение о проведении ранее не проводившейся хирургической операции от [21 мая 2012 года] («Соглашение»), по отношению Хирургической операции;

WHEREAS, the Agreement contemplated the Manufacturer providing an In Breath® 3D Organ Bioreactor (the "Original Device") in connection with the Surgery;	ПРИНИМАЯ ВО ВНИМАНИЕ, что Соглашение включает применение устройства In Breath® 3D Organ Bioreactor («Устройство») в связи с Хирургической операцией;

WHEREAS, since the date of the Agreement, the Manufacturer has developed and owns the rights to and manufactures a scaffold (the "Scaffold") that the Hospital and Principal Surgeon desire to use in connection with the Surgery;

ПРИНИМАЯ ВО ВНИМАНИЕ, что с момента заключения Соглашения, Изготовитель разработал, стал правовым владельцем и изготовителем каркаса (далее – «Каркас»), который Больница и Главный врач желают использовать во время проведения Хирургической операции;

WHEREAS, the Manufacturer has agreed to provide the Scaffold to the Hospital and Principal Surgeon to use in connection with the Surgery;	ПРИНИМАЯ ВО ВНИМАНИЕ, что Изготовитель согласился предоставить Каркас Больнице и Главному врачу для использования во время проведения Хирургической операции;

WHEREAS, the parties hereto desire to enter into this Amendment to amend the Agreement for the purpose of ensuring that the definition of Device in the Agreement includes both the Original Device and the Scaffold;

ПРИНИМАЯ ВО ВНИМАНИЕ, что стороны данного Дополнительного соглашения желают произвести изменения к Соглашению в целях обеспечения того, чтобы определение термина «Устройство», содержащееся в Соглашении, включало как Устройство, так и Каркас;

NOW, THEREFORE, in consideration of the premises and mutual promises and covenants expressed herein the parties agree as follows:	С УЧЕТОМ ВЫШЕИЗЛОЖЕННОГО, принимая во внимание условия и взаимные обещания сторон, а также договоренности, изложенные в настоящем Дополнительном соглашении, стороны договорились о нижеследующем:
Section 1. Amendment.	Раздел 1. Изменение.

The Agreement is hereby amended as of the date hereof as

(a)   Preamble. The second WHEREAS clause in the Agreement is hereby amended and restated as follows:

"WHEREAS, the Clinical Protocol contemplates the use of an In Breath® 3D Organ Bioreactor and a synthetic bioengineered scaffold (each individually a "Device" and collectively the "Devices") in connection with the Surgery, and Manufacturer owns the rights to and manufactures the Devices;

(b)   References. The initial reference in Section 4, and the references in Sections 5, 6, 7.2, 7.3, 10.1, 12.1, 12.2, 13.1, 16.1 to "Device" shall each refer to "Devices" and where appropriate grammatical references to the singular shall include the plural.

Настоящим Дополнительным соглашением в Соглашение вносятся следующие изменения, вступающие в силу на дату заключения Дополнительного соглашения:

(a)   Преамбула. Второй абзац преамбулы Соглашения настоящим излагается в следующей редакции:

«ПРИНИМАЯ ВО ВНИМАНИЕ, что Клинический протокол включает применение устройства In Breath® 3D Organ Bioreactor и синтетического биоинженерного каркаса (каждый по отдельности «Устройство», вместе «Устройства») в связи с Хирургической операцией, и Изготовитель владеет правами на Устройство и его изготовление;»

(b)   Ссылки. Начальная ссылка на «Устройство», использованная в разделе 4, а также дальнейшие ссылки в разделах 5, 6, 7.2, 7.3, 10.1, 12.1, 12.2, 13.1 и 16.1, должны толковаться как подразумевающие «Устройства», и в случае необходимости, грамматические ссылки единственного числа также включают множественное.

Section 2. Miscellaneous.	Раздел 2. Прочие положения.

(a)   This Amendment may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email or telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)   Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Agreement, and, except as specifically provided in this Amendment, the Agreement shall remain in full force and effect in accordance with the terms thereof.

(c)   This Agreement and the Amendment may be executed in both the English language version and the Russian language version.  In the event of discrepancy or conflict, between the English and the Russian language versions, in all cases, the English language version shall control and prevail in all respects.

(a)   Данное Соглашение может быть подписано в одном или нескольких экземплярах, каждый из которых будет считаться оригиналом, но которые вместе взятые будут составлять одно и то же Соглашение. Обмена сторонами подписанным Дополнительным соглашением с использованием электронной почты или по факсу будет иметь такую же юридическую силу, как лично переданное подписанное соглашение.

(b)   За вычетом изменений, оговорённых данным Дополнительным соглашением, подписание и обмена данным Дополнительным соглашением не вносит и не будет вносить какие либо иные поправки, изменения или дополнения, или не является соглашением на или отказ от требования исполнений условий Соглашения, и, за вычетом, условий оговорённых данным Дополнительным соглашением, Соглашение остаётся в силе и действует в соответствии с его условиями.

(c)   Соглашение и Дополнительное соглашение составлены на двух языках – английском и русском. В случае несоответствий или разногласий между контекстом на английском или русском языках, редакция на английском языке является преимущественной и преобладающей во всех отношениях.

[signatures on following page]	[Подписи – на следующей странице]

IN WITNESS WHEREOF, Manufacturer, Hospital and Principal Surgeon have caused this Agreement to be executed as of the date set forth below.

В СВИДЕТЕЛЬСТВО ИЗЛОЖЕННОГО ВЫШЕ Изготовитель, Больница и Главный врач подписали настоящее Соглашение на дату, указанную ниже.

HOSPITAL/ БОЛЬНИЦА:	MANUFACTURER/ ИЗГОТОВИТЕЛЬ:

State Budget Institution of Public Health Department Regional Clinical Hospital #1/ Государственное бюджетное учреждение здравоохранения «Краевая клиническая больница №1 имени профессора С.В. Очаповского	Harvard Apparatus Regenerative Technology, Inc.

Signature/ Подпись:	Signature/ Подпись:

/s/ Igor S. Polyakov	/s/ Thomas W. McNaughton

Printed Name/ Ф.И.О. прописью:	Printed Name/ Ф.И.О. прописью:

Igor S. Polyakov	Thomas W. McNaughton

Title/ Должность:	Title/ Должность:

Deputy Principal Surgeon	Chief Financial Officer

Date Signed/ Дата подписания:	Date Signed/ Дата подписания:

25.06.13	26 June 2013

PRINCIPAL SURGEON/ ГЛАВНЫЙ ВРАЧ:

Signature/ Подпись:

/s/ of Igor S. Polyakov

Printed Name/ Ф.И.О. прописью:

Igor S. Polyakov

Title/ Должность:

Principal Surgeon

Date Signed/ Дата подписания:

25.06.13